UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    June 14, 2007

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2007, our board of directors voted to amend our amended and restated by-laws to provide that our annual meeting of shareholders will occur on the third Thursday in April each year.  Prior to the amendment, our by-laws had provided that our annual meeting of shareholders would occur on the third Friday in April each year.  The amendment to our by-laws took effect immediately upon adoption.  A copy of our amended and restated by-laws, as so amended, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01           Other Events.

On June 14, 2007, we issued a press release announcing that our board of directors has authorized a stock repurchase program of up to a total of 1,500,000 shares of our common stock.  A copy of the press release is attached as exhibit 99.1 to this current report on form 8-K and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

3.2	Amended and Restated By-Laws, as amended.

99.1	Press Release dated June 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: June 20, 2007	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

3.2	Amended and Restated By-Laws, as amended.

99.1	Press Release dated June 14, 2007.